Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS SECOND QUARTER RESULTS

Revenue Growth of 35 Percent Year over Year to $133.8 Million in Q2 2004;

Record Gross Margin at 63.2 Percent

PLEASANTON, Calif. – July 22, 2004 – Polycom, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its operating results for the second quarter ended June 30, 2004.

Second quarter 2004 consolidated net revenues were $133.8 million, compared to $99.4 million recorded for the second quarter of 2003. Pro forma net income in the second quarter of 2004 was $17.0 million, or 17 cents per diluted share. This compares to pro forma net income of $8.1 million, or 8 cents per diluted share, for the second quarter of 2003. Pro forma financial measures exclude acquisition-related costs, purchased in-process research and development, amortization of purchased intangibles, restructuring costs, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain (loss) from sale of discontinued operations, net of taxes. GAAP net income for the second quarter of 2004 was $12.9 million, or 13 cents per diluted share, compared to $1.6 million, or 2 cents per diluted share, for the same period last year. Also, as previously announced, Polycom completed its acquisition of Voyant® Technologies, Inc., a leading provider of voice conferencing and collaboration network solutions on January 5, 2004.

For the six months ended June 30, 2004, net revenues were $253.0 million, compared to $192.4 million for the first six months of 2003. Pro forma net income for the period was $29.9 million, or 29 cents per diluted share, compared to $9.8 million, or 10 cents per diluted share for the first six months of 2003. GAAP net income for the six months ended June 30, 2004 was $16.2 million, or 16 cents per diluted share, compared to a GAAP net loss of $0.8 million, or a 1-cent net loss per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three and six months ended June 30, 2004 and 2003 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the second quarter of 2004 were comprised of 53 percent video communications, or $71.2 million; 27 percent network systems, or $35.9 million; and 20 percent voice communications, or $26.7 million. This compares to the second quarter of 2003, in which consolidated net revenues were comprised of 63 percent video communications, or $63.0 million; 18 percent network systems, or $17.3 million; and 19 percent voice communications, or $19.1 million. Certain prior year revenue items have been reclassified to conform to the current year presentation.

“The adoption of voice and video over IP is becoming a powerful driver for our business,” said Robert Hagerty, president and CEO. “Our revenues and profitability continue to benefit from the rapidly-growing availability of IP bandwidth throughout enterprise, government, education, and healthcare segments. This is enabling us to deliver productivity gains to our customers through our unparalleled converged collaboration solution—capturing video, voice, web, and data through our unified architecture. Coupled with this connectivity environment, Polycom is delivering the first SIP availability—not just in our award winning SIP-based voice products and bridges, but now in our VSX video product line as well.

Our recently announced technology gains provide integration of our SoundStation VTX 1000™ and Vortex voice products with our VSX™ product line. We also now have videoconferencing in wideband stereo—the first such capability in our industry. From a partnership standpoint, we have announced interoperability with Avaya, Cisco, Juniper, and Nortel—maximizing the convergence benefits for all customers with each of these leading architectures.”

“We are pleased with our 12 percent sequential revenue growth and 35 percent year-over-year revenue growth in the second quarter,” said Michael Kourey, senior vice president, finance and administration, and CFO. “This strong revenue and resultant operating margin, coupled with our continued success in receivables and our record 8.5 inventory turns, yielded our twenty-fifth consecutive quarter of positive operating cash flow at $28.3 million.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements regarding future events, future demand for our products, and the future performance of the Company that involve known and unknown risks and uncertainties, including the potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Form 10-K for 2003, and other reports filed by Polycom with the SEC.

As has been noted on the Company’s web site since July 15, 2004, Polycom will hold a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its second quarter results. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 800-728-2053; and for callers outside of the US and Canada, call 212-271-4621, with the pass code being Polycom. A replay of the call will also be available through July 29, 2004 at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21202417. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, the Polycom logo and Voyant are registered trademarks and Polycom Office, VSX and SoundStation VTX 1000 are trademarks of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2004, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Pro Forma Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles, Restructuring costs, Litigation settlements, Gain (loss) on strategic investments,

Income (loss) from discontinued operations and Gain (loss) from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003

Revenues:
Product revenues	$120,028	$89,916	$226,633	$173,687
Service revenues	13,799	9,518	26,341	18,667

Total revenues	133,827	99,434	252,974	192,354

Cost of revenues:
Cost of product revenues	39,905	33,681	74,968	65,389
Cost of service revenues	9,332	6,620	18,396	13,545

Total cost of revenues	49,237	40,301	93,364	78,934

Gross profit	84,590	59,133	159,610	113,420

Operating expenses:
Sales and marketing	30,292	24,245	58,738	50,909
Research and development	23,717	17,820	45,743	37,640
General and administrative	8,771	7,583	16,837	15,315

Total operating expenses	62,780	49,648	121,318	103,864

Operating income	21,810	9,485	38,292	9,556

Interest income, net	1,511	2,071	3,192	4,504
Other expense, net	(23)	(430)	(497)	(624)

Income before provision for income taxes	23,298	11,126	40,987	13,436
Provision for income taxes	6,291	3,004	11,067	3,628

Pro forma net income	$17,007	$8,122	$29,920	$9,808

Basic net income per share	$0.17	$0.08	$0.30	$0.10

Diluted net income per share	$0.17	$0.08	$0.29	$0.10

Weighted average shares outstanding for basic net income per share	99,843	98,940	99,855	99,126

Weighted average shares outstanding for diluted net income per share	102,154	99,977	102,409	100,004

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003

Revenues:
Product revenues	$120,028	$89,916	$226,633	$173,687
Service revenues	13,799	9,518	26,341	18,667

Total revenues	133,827	99,434	252,974	192,354

Cost of revenues:
Cost of product revenues	39,905	33,681	74,968	65,389
Cost of service revenues	9,332	6,620	18,396	13,545

Total cost of revenues	49,237	40,301	93,364	78,934

Gross profit	84,590	59,133	159,610	113,420

Operating expenses:
Sales and marketing	30,292	24,245	58,738	50,909
Research and development	23,717	17,820	45,743	37,640
General and administrative	8,771	7,583	16,837	15,315
Acquisition-related costs	356	115	1,181	188
Purchased in-process research and development	—	—	4,600	—
Amortization of purchased intangibles	5,717	4,397	12,080	8,795
Restructuring costs	—	4,326	—	5,029
Litigation settlements	—	65	—	65

Total operating expenses	68,853	58,551	139,179	117,941

Operating income (loss)	15,737	582	20,431	(4,521)

Interest income, net	1,511	2,071	3,192	4,504
Gain (loss) on strategic investments	(6)	101	3	(114)
Other expense, net	(23)	(430)	(497)	(624)

Income (loss) from continuing operations before provision for (benefit from) income taxes	17,219	2,324	23,129	(755)
Provision for (benefit from) income taxes	4,556	660	7,410	(178)

Income (loss) from continuing operations	12,663	1,664	15,719	(577)

Income (loss) from discontinued operations, net of taxes	145	—	296	(676)
Gain (loss) from sale of discontinued operations, net of taxes	113	(70)	219	427

Net income (loss)	$12,921	$1,594	$16,234	$(826)

Basic net income (loss) per share:
Income (loss) per share from continuing operations	$0.13	$0.02	$0.16	$(0.01)
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01

Basic net income (loss) per share	$0.13	$0.02	$0.16	$(0.01)

Diluted net income (loss) per share:
Income (loss) per share from continuing operations	$0.13	$0.02	$0.16	$(0.01)
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01

Diluted net income (loss) per share	$0.13	$0.02	$0.16	$(0.01)

Weighted average shares outstanding for basic net income (loss) per share	99,843	98,940	99,855	99,126

Weighted average shares outstanding for diluted net income (loss) per share	102,154	99,977	102,409	99,126

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2004			June 30, 2004
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Revenues:
Product revenues	$120,028	$—	$120,028	$226,633	$—	$226,633
Service revenues	13,799	—	13,799	26,341	—	26,341

Total revenues	133,827	—	133,827	252,974	—	252,974

Cost of revenues:
Cost of product revenues	39,905	—	39,905	74,968	—	74,968
Cost of service revenues	9,332	—	9,332	18,396	—	18,396

Total cost of revenues	49,237	—	49,237	93,364	—	93,364

Gross profit	84,590	—	84,590	159,610	—	159,610

Operating expenses:
Sales and marketing	30,292	—	30,292	58,738	—	58,738
Research and development	23,717	—	23,717	45,743	—	45,743
General and administrative	8,771	—	8,771	16,837	—	16,837
Acquisition-related costs	356	356	—	1,181	1,181	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	5,717	5,717	—	12,080	12,080	—

Total operating expenses	68,853	6,073	62,780	139,179	17,861	121,318

Operating income	15,737	(6,073)	21,810	20,431	(17,861)	38,292

Interest income, net	1,511	—	1,511	3,192	—	3,192
Gain (loss) on strategic investments	(6)	(6)	—	3	3	—
Other expense, net	(23)	—	(23)	(497)	—	(497)

Income from continuing operations before provision for income taxes	17,219	(6,079)	23,298	23,129	(17,858)	40,987
Provision for income taxes	4,556	(1,735)	6,291	7,410	(3,657)	11,067

Income from continuing operations	12,663	(4,344)	17,007	15,719	(14,201)	29,920
Income from discontinued operations, net of taxes	145	145	—	296	296	—
Gain from sale of discontinued operations, net of taxes	113	113	—	219	219	—

Net income	$12,921	$(4,086)	$17,007	$16,234	$(13,686)	$29,920

Basic net income per share:
Income per share from continuing operations	$0.13	$(0.04)	$0.17	$0.16	$(0.14)	$0.30
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.13	$(0.04)	$0.17	$0.16	$(0.14)	$0.30

Diluted net income per share:
Income per share from continuing operations	$0.13	$(0.04)	$0.17	$0.16	$(0.13)	$0.29
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.13	$(0.04)	$0.17	$0.16	$(0.13)	$0.29

Weighted average shares outstanding for basic net income per share	99,843		99,843	99,855		99,855

Weighted average shares outstanding for diluted net income per share	102,154		102,154	102,409		102,409

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2003			June 30, 2003
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Revenues:
Product revenues	$89,916	$—	$89,916	$173,687	$—	$173,687
Service revenues	9,518	—	9,518	18,667	—	18,667

Total revenues	99,434	—	99,434	192,354	—	192,354

Cost of revenues:
Cost of product revenues	33,681	—	33,681	65,389	—	65,389
Cost of service revenues	6,620	—	6,620	13,545	—	13,545

Total cost of revenues	40,301	—	40,301	78,934	—	78,934

Gross profit	59,133	—	59,133	113,420	—	113,420

Operating expenses:
Sales and marketing	24,245	—	24,245	50,909	—	50,909
Research and development	17,820	—	17,820	37,640	—	37,640
General and administrative	7,583	—	7,583	15,315	—	15,315
Acquisition-related costs	115	115	—	188	188	—
Purchased in-process research and development	—	—	—	—	—	—
Amortization of purchased intangibles	4,397	4,397	—	8,795	8,795	—
Restructuring costs	4,326	4,326	—	5,029	5,029	—
Litigation settlement	65	65	—	65	65	—

Total operating expenses	58,551	8,903	49,648	117,941	14,077	103,864

Operating income (loss)	582	(8,903)	9,485	(4,521)	(14,077)	9,556

Interest income, net	2,071	—	2,071	4,504	—	4,504
Gain (loss) on strategic investments	101	101	—	(114)	(114)	—
Other expense, net	(430)	—	(430)	(624)	—	(624)

Income (loss) from continuing operations before provision for (benefit from) income taxes	2,324	(8,802)	11,126	(755)	(14,191)	13,436
Provision for (benefit from) income taxes	660	(2,344)	3,004	(178)	(3,806)	3,628

Income (loss) from continuing operations	1,664	(6,458)	8,122	(577)	(10,385)	9,808

Loss from discontinued operations, net of taxes	—	—	—	(676)	(676)	—
Gain (loss) from sale of discontinued operations, net of taxes	(70)	(70)	—	427	427	—

Net income (loss)	$1,594	$(6,528)	$8,122	$(826)	$(10,634)	$9,808

Basic net income (loss) per share:
Income (loss) per share from continuing operations	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Basic net income (loss) per share	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10

Diluted net income (loss) per share:
Income (loss) per share from continuing operations	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Diluted net income (loss) per share	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10

Weighted average shares outstanding for basic net income (loss) per share	98,940		98,940	99,126		99,126

Weighted average shares outstanding for diluted net income (loss) per share	99,977		99,977	99,126		100,004

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2004	December31, 2003

	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$208,491	$212,562
Short-term investments	24,258	15,703
Trade receivables, net	52,015	42,836
Inventories	23,066	24,845
Deferred taxes	24,927	20,589
Prepaid expenses and other current assets	20,262	19,472

Total current assets	353,019	336,007

Property and equipment, net	38,067	28,493
Long-term investments	299,004	368,020
Goodwill	356,766	289,508
Purchased intangibles, net	35,357	15,236
Deferred taxes	41,982	56,513
Other assets	10,231	10,013

Total assets	$1,134,426	$1,103,790

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$35,345	$36,247
Accrued payroll and related liabilities	16,094	12,644
Taxes payable	52,949	49,417
Deferred revenue	26,754	20,524
Other accrued liabilities	36,790	26,846

Total current liabilities	167,932	145,678

Long-term liabilities	11,059	28,833

Total liabilities	178,991	174,511

Stockholders’ equity	955,435	929,279

Total liabilities and stockholders’ equity	$1,134,426	$1,103,790

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2004	June 30, 2003

Cash flows from operating activities:
Net income (loss)	$16,234	$(826)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(219)	(427)
Depreciation and amortization	9,659	7,763
Amortization of purchased intangibles	12,080	8,795
Provision for doubtful accounts	(210)	521
Provision for excess and obsolete inventories	1,768	1,136
Tax benefit from exercise of stock options	2,675	496
(Gain) loss on strategic investments	(3)	114
Amortization of unearned stock-based compensation	115	182
Purchase of in-process research and development	4,600	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(6,777)	16,290
Inventories	3,382	6,722
Prepaid expenses and other assets	2,549	(4,149)
Accounts payable	(2,013)	1,760
Taxes payable	2,684	(846)
Other accrued liabilities	382	(5,777)

Net cash provided by operating activities	46,906	31,754

Cash flows from investing activities:
Purchase of property and equipment	(9,511)	(8,111)
Purchase of licensed technology	—	(3,528)
Purchases of investments	(442,474)	(452,040)
Proceeds from sale and maturity of investments	500,896	477,228
Proceeds from sale of discontinued operations	345	1,200
Purchase of convertible note receivable	—	(522)
Net cash paid in purchase acquisitions	(95,060)	—

Net cash provided by (used in) investing activities	(45,804)	14,227

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	7,959	3,107
Repurchase of common stock	(13,132)	(6,915)

Net cash used in financing activities	(5,173)	(3,808)

Net increase (decrease) in cash and cash equivalents	(4,071)	42,173
Cash and cash equivalents, beginning of period	212,562	155,191

Cash and cash equivalents, end of period	$208,491	$197,364